Exhibit 99.1

Domo Announces Fourth Quarter and Fiscal 2026 Financial Results

Silicon Slopes, Utah - March 10, 2026 - Domo, Inc. (Nasdaq: DOMO) today announced results for its fiscal fourth quarter and year ended January 31, 2026.

Fiscal Fourth Quarter Results
•Total revenue was $79.6 million, an increase of 1% year over year
•Subscription revenue was $73.4 million, an increase of 2% year over year
•Billings were $111.2 million, an increase of 8% year over year
•Subscription Remaining Performance Obligations (RPO) was $437.9 million as of January 31, 2026, an increase of 8% year over year
•Current subscription RPO was $227.0 million as of January 31, 2026, an increase of 1% year over year
•GAAP operating margin was negative 13%, an improvement of 2 percentage points year over year
•Non-GAAP operating margin was 10%, an improvement of 6 percentage points year over year
•GAAP net loss was $8.0 million, and GAAP net loss per share (basic and diluted) was $0.19, based on 42.1 million weighted-average shares (basic and diluted)
•Non-GAAP net income was $1.2 million, and diluted non-GAAP net income per share was $0.03, based on 44.4 million diluted weighted-average shares
•Cash and cash equivalents were $43.0 million as of January 31, 2026

Full Year Fiscal 2026 Results
•Total revenue was $318.9 million, an increase of 1% year over year
•Subscription revenue was $289.4 million, an increase of 1% year over year
•Billings were $318.7 million, an increase of 3% year over year
•Net cash provided by operating activities was $7.9 million, an increase of $17.0 million year over year
•Adjusted free cash flow was negative $0.6 million, an increase of $12.3 million year over year
•GAAP operating margin was negative 12%, an improvement of 6 percentage points year over year
•Non-GAAP operating margin was 6%, an improvement of 7 percentage points year over year
•GAAP net loss was $59.3 million, and GAAP net loss per share (basic and diluted) was $1.45, based on 41.0 million weighted-average shares (basic and diluted)

•Non-GAAP net loss was $1.3 million, and non-GAAP net loss per share (basic and diluted) was $0.03, based on 41.0 million weighted-average shares (basic and diluted)
“We delivered our highest quarterly billings ever and our highest gross retention rate in over three years, reflecting strong demand from customers and the growing role Domo plays in their AI strategies,” said Josh James, founder and CEO of Domo. “We are seeing strong momentum as organizations push to operationalize AI, moving from pilots to real production deployments that deliver measurable ROI. Across industries, customers are using Domo to automate workflows, accelerate decision-making, and build intelligent applications. As more companies look to orchestrate AI with governed data, we believe Domo is well positioned to help them become truly intelligent enterprises while driving durable, profitable growth.”

Recent Highlights

Recent recognition from leading industry analysts highlights Domo’s work in helping customers get the most value from their investments in AI and data products:
•Domo received six Dresner Advisory Services 2025 Technology Innovation Awards, presented annually to top ranked vendors in Dresner’s technology-focused Wisdom of Crowds thematic market studies. This was Domo’s ninth consecutive year as a multiple-category winner. Domo was recognized as a top vendor in the following Wisdom of Crowds® thematic market reports:
◦Agentic AI: Data, AI, and Analytics Platforms
◦Analytical Data Products
◦Cloud Computing + Business Intelligence (BI)
◦Collective Insights
◦ModelOps
◦Self-Service BI
•Domo was ranked as a Top Vendor in the 2025 Wisdom of Crowds Analytical Data Products Report from Dresner Advisory Services. The annual research study, created based on real-world user input, evaluates vendors on the full spectrum of data and analytics capabilities needed to build and operationalize modern data products.
•Domo was ranked as an overall leader in ISG’s AI Analytics Buyer’s Guide 2025 Market Report
•Domo was also ranked as an overall leader in ISG Buyers Guides for 2025 in Analytics, Developer Analytics, Mobile Analytics, Collaborative Analytics, and Data Products.

Earnings Call Details
Domo plans to host a conference call today to review its fiscal 2026 fourth quarter and full-year financial results and to discuss its financial outlook. The call is scheduled to begin at 3:00 p.m. MT/ 5:00 p.m. ET. A live webcast of the event will be available on the Domo Investor Relations website at https://www.domo.com/ir and a live dial-in is available at (877) 484-6065 or (201) 689-8846.

A replay will be available at (877) 660-6853 or (201) 612-7415 with the access ID#13758775 following the completion of the conference call until 11:59 p.m. (ET) April 10, 2026.

About Domo
Domo is an AI and Data Products platform that helps companies of all sizes leverage data and AI to drive value in today’s data-driven world. Built around our customers’ preferred data foundation, powered by our award-winning Domo.AI solution, and enriched with our partner ecosystem, the Domo platform enables users to prepare, visualize, automate, distribute, and build end-to-end data products that provide solutions across the entire data journey. From hydrating your data foundation, to building fully embedded applications that can be shared with your employees and customers, to deploying AI models across a variety of providers, Domo gives users the ability to build data products that generate measurable value for the business.

For more information, visit www.domo.com. You can also follow Domo on LinkedIn, X, and Facebook.

Domo Disclosure Channels to Disseminate Information
Domo investors and others should note that we announce material information to the public about our company, products and services, and other issues through a variety of means, including Domo’s website, press releases, filings with the U.S. Securities and Exchange Commission (SEC), blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We intend to use the Domo Facebook page, the Domo LinkedIn page, the Domo blog, the @Domotalk X account and the @JoshJames X account as a means of disclosing information about the Company and its services and for complying with the disclosure obligations under Regulation FD. The information we post through these social media channels may be deemed material. Accordingly, we encourage investors and others to monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts. The social media channels that we intend to use as a means of disclosing the information described here may be updated from time to time as listed on our investor relations webpage.

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we reference in this press release and the accompanying tables the following non-GAAP financial measures: non-GAAP subscription gross margin, non-GAAP operating expenses, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share (basic and diluted), billings, and adjusted free cash flow. In computing the measures other than billings and adjusted free cash flow, we exclude the effects of one or more of the following: stock-based compensation expense, amortization of certain intangible assets, loss on extinguishment of debt, executive officer severance, and remeasurement of warrant liability. Billings is defined as total revenue plus the change in deferred revenue in a period. In computing adjusted free cash flow, we use net cash provided by (used in) operating activities, less purchases of property and equipment, and exclude the effects of proceeds from shares issued in connection with the employee stock purchase plan and the net change in short-term payable financing.

As it relates to adjusted free cash flow, we add back amounts equal to the proceeds from shares issued in connection with employee stock purchase plan to reflect the non-cash nature of these transactions. Because no cash is exchanged in these transactions, showing proceeds in the financing section of the statement of cash flows as required by GAAP results in a corresponding decrease in the operating section, which management believes is not indicative of actual cash used in or provided by our operations. We also add back the net change to short-term payable financing to adjusted free cash flow. We believe that this non-GAAP cash metric is useful because it provides investors with the same information that management uses to consistently evaluate, forecast and measure the Company’s actual cash flows and its ability to achieve and maintain positive cash flows.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this release.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements of our Chief Executive Officer, and statements regarding competitive positions, our future performance and outlook. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the SEC, including, without limitation, the Annual Report on Form 10-K filed with the SEC on April 4, 2025 and subsequent filings with the SEC. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

Domo is a registered trademark of Domo, Inc.

Media Contact:
Cory Edwards
VP Corporate Communications
Domo
PR@domo.com

Investor Contact:
Cameron Janke
VP Finance
Domo
IR@domo.com

Domo, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Year Ended
	January 31,		January 31,
	2025	2026	2025	2026
Revenue:
Subscription	$71,858	$73,354	$286,002	$289,352
Professional services and other	6,912	6,271	31,042	29,505
Total revenue	78,770	79,625	317,044	318,857
Cost of revenue:
Subscription (1)	14,175	14,686	53,585	56,897
Professional services and other (1)	6,019	3,802	27,408	22,838
Total cost of revenue	20,194	18,488	80,993	79,735
Gross profit	58,576	61,137	236,051	239,122

Operating expenses:
Sales and marketing (1)	35,465	32,731	151,505	141,812
Research and development (1)	21,947	19,215	87,899	77,190
General and administrative (1), (2), (3)	13,425	19,761	55,929	59,217
Total operating expenses	70,837	71,707	295,333	278,219
Loss from operations	(12,261)	(10,570)	(59,282)	(39,097)

Other expense, net:
Loss on extinguishment of debt	—	—	(1,850)	—
Remeasurement of warrant liability	(118)	9,538	(151)	1,959
Other expense, net (1)	(4,670)	(5,813)	(19,442)	(20,445)
Total other expense, net	(4,788)	3,725	(21,443)	(18,486)
Loss before income taxes	(17,049)	(6,845)	(80,725)	(57,583)
Provision for income taxes	628	1,125	1,210	1,759
Net loss	$(17,677)	$(7,970)	$(81,935)	$(59,342)

Net loss per share (basic and diluted)	$(0.45)	$(0.19)	$(2.13)	$(1.45)
Weighted-average number of shares used in computing net loss per share, basic and diluted	39,268	42,069	38,501	40,984

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue:
Subscription	$801	$878	$3,190	$3,305
Professional services and other	281	227	1,223	1,190
Sales and marketing	4,757	3,046	19,995	14,250
Research and development	5,716	3,863	18,245	16,822
General and administrative	3,817	7,154	15,892	20,270
Other expense, net	218	—	821	218
Total stock-based compensation expenses	$15,590	$15,168	$59,366	$56,055

(2) Includes amortization of certain intangible assets, as follows:
General and administrative	$142	$142	$568	$568

(3) Includes executive officer severance, as follows:
General and administrative	$—	$3,394	$—	$3,394

Domo, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	January 31,
	2025	2026
Assets
Current assets:
Cash and cash equivalents	$45,264	$42,951
Accounts receivable, net of allowances of $3,470 and $5,391 as of January 31, 2025 and January 31, 2026, respectively	71,544	85,456
Contract acquisition costs, net	15,780	18,013
Prepaid expenses and other current assets	9,089	7,138
Total current assets	141,677	153,558

Property and equipment, net	28,625	28,970
Right-of-use assets	10,158	10,990
Contract acquisition costs, noncurrent, net	19,553	28,387
Intangible assets, net	2,125	1,558
Goodwill	9,478	9,478
Other assets	2,724	2,592
Total assets	$214,340	$235,533

Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$10,033	$18,765
Warrant liability	11,208	9,249
Accrued expenses and other current liabilities	49,701	60,852
Lease liabilities	5,731	7,472
Deferred revenue	178,276	174,885
Total current liabilities	254,949	271,223

Lease liabilities, noncurrent	7,695	5,676
Deferred revenue, noncurrent	2,828	6,024
Other liabilities, noncurrent	8,446	12,180
Long-term debt	117,668	126,494
Total liabilities	391,586	421,597

Commitments and contingencies

Stockholders' deficit:
Common stock	39	42
Additional paid-in capital	1,310,922	1,359,652
Accumulated other comprehensive (loss) income	(669)	1,122
Accumulated deficit	(1,487,538)	(1,546,880)
Total stockholders' deficit	(177,246)	(186,064)
Total liabilities and stockholders' deficit	$214,340	$235,533

Domo, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Year Ended
	January 31,		January 31,
	2025	2026	2025	2026
Cash flows from operating activities
Net loss	$(17,677)	$(7,970)	$(81,935)	$(59,342)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	2,119	2,603	9,236	9,835
Non-cash lease expense	1,079	1,610	4,399	5,582
Amortization of contract acquisition costs	4,343	4,933	17,524	18,910
Stock-based compensation expense	15,590	15,168	59,366	56,055
Loss on extinguishment of debt	—	—	1,850	—
Remeasurement of warrant liability	117	(9,538)	150	(1,959)
Other, net	1,875	2,420	6,209	9,033
Changes in operating assets and liabilities:
Accounts receivable, net	(14,367)	(33,191)	(4,347)	(13,912)
Contract acquisition costs	(7,164)	(10,650)	(17,492)	(29,625)
Prepaid expenses and other assets	(1,696)	(1,032)	123	2,411
Accounts payable	1,981	(6,053)	1,829	8,882
Operating lease liabilities	(1,334)	(1,822)	(5,334)	(6,665)
Accrued expenses and other liabilities	179	9,155	6,252	8,924
Deferred revenue	23,874	31,598	(6,882)	(195)
Net cash provided by (used in) operating activities	8,919	(2,769)	(9,052)	7,934

Cash flows from investing activities
Purchases of property and equipment	(2,200)	(2,386)	(9,445)	(9,954)
Net cash used in investing activities	(2,200)	(2,386)	(9,445)	(9,954)

Cash flows from financing activities
Payments of deferred offering costs for registration statement	(601)	—	(1,003)	(164)
Proceeds from shares issued in connection with employee stock purchase plan	—	—	1,910	1,333
Shares repurchased for tax withholdings on vesting of restricted stock	(316)	(512)	(820)	(3,245)
Debt issuance proceeds (costs), net	—	—	52,758	(206)
Repayment of debt and related fees	—	—	(53,177)	—
Proceeds from short-term payable financing	3,722	3,804	12,694	14,764
Payments on short-term payable financing	(4,435)	(3,993)	(8,971)	(14,682)
Net cash (used in) provided by financing activities	(1,630)	(701)	3,391	(2,200)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(750)	933	(569)	1,907
Net increase (decrease) in cash, cash equivalents, and restricted cash	4,339	(4,923)	(15,675)	(2,313)
Cash, cash equivalents, and restricted cash at beginning of period	40,925	47,874	60,939	45,264
Cash, cash equivalents, and restricted cash at end of period	$45,264	$42,951	$45,264	$42,951

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Year Ended
	January 31,		January 31,
	2025	2026	2025	2026
Reconciliation of Subscription Gross Margin on a GAAP Basis to Subscription Gross Margin on a Non-GAAP Basis:
Revenue:
Subscription	$71,858	$73,354	$286,002	$289,352
Cost of revenue:
Subscription	14,175	14,686	53,585	56,897
Subscription gross profit on a GAAP basis	57,683	58,668	232,417	232,455
Subscription gross margin on a GAAP basis	80%	80%	81%	80%

Stock-based compensation	801	878	3,190	3,305
Subscription gross profit on a non-GAAP basis	$58,484	$59,546	$235,607	$235,760
Subscription gross margin on a non-GAAP basis	81%	81%	82%	81%

Reconciliation of Total Operating Expenses on a GAAP Basis to Total Operating Expenses on a Non-GAAP Basis:
Total operating expenses on a GAAP basis	$70,837	$71,707	$295,333	$278,219
Stock-based compensation	(14,290)	(14,063)	(54,132)	(51,342)
Amortization of certain intangible assets	(142)	(142)	(568)	(568)
Executive officer severance	—	(3,394)	—	(3,394)
Total operating expenses on a non-GAAP basis	$56,405	$54,108	$240,633	$222,915

Reconciliation of Operating Loss on a GAAP Basis to Operating Income (Loss) on a Non-GAAP Basis:
Operating loss on a GAAP basis	$(12,261)	$(10,570)	$(59,282)	$(39,097)
Stock-based compensation	15,372	15,168	58,545	55,837
Amortization of certain intangible assets	142	142	568	568
Executive officer severance	—	3,394	—	3,394
Operating income (loss) on a non-GAAP basis	$3,253	$8,134	$(169)	$20,702

Reconciliation of Operating Margin on a GAAP Basis to Operating Margin on a Non-GAAP Basis:
Operating margin on a GAAP basis	(16)%	(13)%	(19)%	(12)%
Stock-based compensation	20	19	19	17
Executive officer severance	—	4	—	1
Operating margin on a non-GAAP basis	4%	10%	—%	6%

Reconciliation of Net Loss on a GAAP Basis to Net (Loss) Income on a Non-GAAP Basis:
Net loss on a GAAP basis	$(17,677)	$(7,970)	$(81,935)	$(59,342)
Stock-based compensation	15,590	15,168	59,366	56,055
Amortization of certain intangible assets	142	142	568	568
Executive officer severance	—	3,394	—	3,394
Loss on extinguishment of debt	—	—	1,850	—
Remeasurement of warrant liability	118	(9,538)	151	(1,959)
Net (loss) income on a non-GAAP basis	$(1,827)	$1,196	$(20,000)	$(1,284)

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Year Ended
	January 31,		January 31,
	2025	2026	2025	2026
Reconciliation of Net Loss per Share on a GAAP Basis (Basic) to Net (Loss) Income per Share on a Non-GAAP Basis (Basic):
Net loss per share on a GAAP basis (basic)	$(0.45)	$(0.19)	$(2.13)	$(1.45)
Stock-based compensation	0.40	0.37	1.55	1.38
Amortization of certain intangible assets	—	—	0.01	0.01
Executive officer severance	—	0.08	—	0.08
Loss on extinguishment of debt	—	—	0.05	—
Remeasurement of warrant liability	—	(0.23)	—	(0.05)
Net (loss) income per share on a non-GAAP basis (basic)	$(0.05)	$0.03	$(0.52)	$(0.03)

Weighted-average shares used (basic)	39,268	42,069	38,501	40,984

Reconciliation of Net Loss per Share on a GAAP Basis (Diluted) to Net (Loss) Income per Share on a Non-GAAP Basis (Diluted):
Net loss per share on a GAAP basis (diluted)	$(0.45)	$(0.19)	$(2.13)	$(1.45)
Adjustments for difference in weighted-average shares	—	0.01	—	—
Stock-based compensation	0.40	0.34	1.55	1.38
Amortization of certain intangible assets	—	—	0.01	0.01
Executive officer severance	—	0.08	—	0.08
Loss on extinguishment of debt	—	—	0.05	—
Remeasurement of warrant liability	—	(0.21)	—	(0.05)
Net (loss) income per share on a non-GAAP basis (diluted)	$(0.05)	$0.03	$(0.52)	$(0.03)

Weighted-average shares used (diluted)	39,268	44,408	38,501	40,984

Billings:
Total revenue	$78,770	$79,625	$317,044	$318,857
Add:
Deferred revenue (end of period)	178,276	174,885	178,276	174,885
Deferred revenue, noncurrent (end of period)	2,828	6,024	2,828	6,024
Less:
Deferred revenue (beginning of period)	(153,919)	(146,269)	(185,250)	(178,276)
Deferred revenue, noncurrent (beginning of period)	(3,311)	(3,042)	(2,736)	(2,828)
Increase (decrease) in deferred revenue (current and noncurrent)	23,874	31,598	(6,882)	(195)
Billings	$102,644	$111,223	$310,162	$318,662

Reconciliation of Net Cash Provided by (Used In) Operating Activities to Adjusted Free Cash Flow:
Net cash provided by (used in) operating activities	$8,919	$(2,769)	$(9,052)	$7,934
Proceeds from shares issued in connection with employee stock purchase plan	—	—	1,910	1,333
Purchases of property and equipment	(2,200)	(2,386)	(9,445)	(9,954)
Proceeds from short-term payable financing	3,722	3,804	12,694	14,764
Payments on short-term payable financing	(4,435)	(3,993)	(8,971)	(14,682)
Adjusted free cash flow	$6,006	$(5,344)	$(12,864)	$(605)